UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

VISIUM TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	000-25753	87-0449667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4094 Majestic Lane, Suite 360

Fairfax, Virginia 22033

(Address of principal executive offices, including zip code)

(703) 273-0383

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 26, 2025, Stephano Slack LLC ("Stephano Slack") was dismissed as the independent registered public accounting firm of Visium Technologies, Inc. (the "Company").

During the period from May 6, 2025, to June 26, 2025, (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Stephano Slack on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Stephano Slack’s satisfaction, would have caused Stephano Slack to make reference to the subject matter of any such disagreement in connection with its reports, and (ii) there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

On June 26, 2025, the Company engaged FRUCI & Associates II, PLLC ("FRUCI & Associates II") as the Company’s new independent registered public accounting firm for the fiscal year ending June 30, 2026.

During the Company’s two most recent fiscal years ended June 30, 2024, and June 30, 2023, and the subsequent interim period through June 24, 2025, neither the Company nor anyone on its behalf has consulted with FRUCI & Associates II regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that FRUCI & Associates II concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Stephano Slack with a copy of the above disclosures and requested that Stephano Slack furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of Stephano Slack’s letter dated June 26, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.:	Description:
16.1*	Letter from Stephano Slack, LLC addressed to the Securities and Exchange Commission dated June 26, 2025

* Filed herewith.

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISIUM TECHNOLOGIES, INC.

Date: June 26, 2025	By:	/s/ Mark Lucky
Mark Lucky
Chief Executive Officer

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